Supplement to the
Fidelity® Nasdaq Composite Index® Tracking Stock
January 29, 2016
Prospectus

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Robert Regan (portfolio manager) has managed the fund since December 2016.

Peter Matthew (portfolio manager) has managed the fund since August 2012.

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since August 2016.

The following information supplements similar information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Robert Regan is portfolio manager of the fund, which he has managed since December 2016. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager. Prior to joining Geode, Mr. Regan was senior implementation portfolio manager at State Street Global Advisors from 2008 to 2016.

Peter Matthew is portfolio manager of the fund, which he has managed since August 2012. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, and portfolio manager.

Thomas Brussard, Jr. is assistant portfolio manager of the fund, which he has managed since August 2016. He also manages other funds. Since joining Geode in 2011, Mr. Brussard has worked as a senior operations associate, portfolio manager assistant, and assistant portfolio manager.

ETF-17-01 1.790427.125	January 13, 2017